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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        --------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         DATE OF REPORT: APRIL 17, 2000
                         ------------------------------
                        (Date of earliest event reported)


                        --------------------------------


                            MEGAMEDIA NETWORKS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                        --------------------------------


    DELAWARE                      000-26801                     87-0633630
-----------------           ------------------------         ------------------
(State or other             (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation or
organization)


                               57 WEST PINE STREET
                             ORLANDO, FLORIDA 32801
               --------------------------------------------------
               (Address of principal executive offices, zip code)


                                 (407) 245-3636
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              (Registrant's telephone number, including area code)

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


         This Current Report on Form 8-K/A amends the Current Report on 8-K filed by MegaMedia Networks, Inc. (the "Company") on April 21, 2000, as amended on May 3, 2000, to include a new Exhibit 16.1, a letter from Parks, Tschopp, Whitcomb & Orr, P.A., previous principal accountants of the Company ("PTWO"), confirming that PTWO's appointment as principal accountants of the Company has been terminated and indicating PTWO's agreement with the Company's consolidated financial statements for the period indicated therein. In addition, PTWO confirms that, within the last two years, its report on the Company's financials have had no adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS
         AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      EXHIBITS.

EXHIBIT NO.                            DESCRIPTION
-----------                            -----------

16.1 Letter from Parks, Tschopp, Whitcomb & Orr, P.A., dated May 10, 2000, to the Securities and Exchange Commission.


                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MEGAMEDIA NETWORKS, INC.
                                         (Registrant)

Date:  May 10, 2000                  By: /s/ STEPHEN H. NOBLE, III
                                         -------------------------
                                         Stephen H. Noble, III
                                         Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                           DESCRIPTION
-----------                           -----------

16.1 Letter from Parks, Tschopp, Whitcomb & Orr, P.A., dated May 10, 2000, to the Securities and Exchange Commission.

                                      -3-